Filed pursuant to Rule 497(e) and Rule 497(k)
File Nos. 811-22310; 333-182274

Supplement dated November 2, 2021 to the

Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”),
each dated January 29, 2021

ETFMG Prime Mobile Payments ETF (IPAY)
ETFMG Prime Cyber Security ETF (HACK)
(each, a “Target Fund” and collectively, the “Target Funds”)
The solicitation of shareholders of the Target Funds has been discontinued with respect to the reorganization of each Target Fund (each a “Reorganization”) into corresponding newly created series of ETF Series Solutions (“ISE Mobile Payments ETF” and “ISE Cyber Security ETF,” as applicable). The Joint Special Meeting of Shareholders of the Target Funds held on July 27, 2021, was adjourned because the necessary quorum was not obtained to vote on the Reorganizations. After considering all alternatives, the Target Funds’ management and the Board of Trustees of ETF Managers Trust have determined not to reconvene a meeting of the Target Funds’ shareholders to vote on the Reorganizations. Therefore, whether or not you voted your shares for the Reorganizations, your investment will continue to be in shares of the Target Funds, each a series of ETF Managers Trust.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.